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                                                                      Exhibit 21

LIST OF SUBSIDIARIES
COMPANY JURISDICTION

Poland Communications, Inc. New York
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At Entertainment Limited United Kingdom
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Wizja TV Sp. z o.o Poland
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Poland Cablevision (Netherlands) B.V. Netherlands
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Sereke Holding B.V. Netherlands
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@Entertainment Programming, Inc. Delaware
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Czestochowska TK Sp. z o.o. Poland (in liquidation)
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Wizja TV Spoka Produkcyjna Sp z o.o. Poland
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ETV Sp. z o.o. Poland
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Gosat-Service Sp.z o.o. Poland
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Ground Zero Media Sp. z o.o. Poland
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At Media Sp. z o.o. Poland
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At Entertainment Services Limited United Kingdom
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Kolor-Sat Sp. z o.o. Poland
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Mazurska Telewizja Kablowa Sp. z o.o. Poland
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Opolskie TTT S.A. Poland
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Mozaic Entertainment, Inc. Delaware
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Polska Telewizja Kablowa Krakow S.A. Poland
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Polska Telewizja Kablowa Lublin S.A. Poland
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Polska Telewizja Kablowa Operator Sp. z o.o. Poland
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Polska Telewizja Kablowa S.A. Poland
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Polska Telewizja Kablowa Szczecin Sp. z o.o. Poland
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Polska Telewizja Kablowa Warszawa S.A. Poland
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Poltelkab Sp. z o.o. Poland
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Szczecinska Telewizja Kablowa Sp. z o.o. Poland
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Telkat Sp. z o.o. Poland
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TV Kabel Sp. z o.o. Poland
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TV-SAT Ursus Sp. z o.o. Poland (in liquidation)
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